UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 8, 2008
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Capital Growth Systems, Inc.
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(Exact Name of Registrant as Specified in Its Charter)

Florida -------------------------------------	0-30831 -------------------------------	65-0953505 ----------------------------
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 W. Madison Street, Suite 2060, Chicago, Illinois 60661
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(Address of Principal Executive Offices, Including Zip Code)

(312) 673-2400
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(Registrant's Telephone Number, Including Area Code)

Not Applicable
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(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Change in Registrant’s Certifying Accountant.

The chairman of the audit committee of Capital Growth Systems, Inc. (the “Company”) received a notice dated October 8, 2008 from Plante & Moran PLLC (“Plante”), the Company’s current independent registered public accounting firm, indicating that Plante did not intend to stand for re-election with respect to the audit of the December 31, 2008 consolidated financial statements and, effective upon the earlier of November 15, 2008 or the filing of the Company's Form 10-Q for the quarter ended September 30, 2008, Plante's relationship with the Company will end. The report issued by Plante in connection with the audit of the Company for the years ended December 31, 2007 and December 31, 2006 expressed an unqualified opinion and included an explanatory statement wherein Plante expressed substantial doubt about the Company’s ability to continue as a going concern.

With respect to the years ended December 31, 2007 and 2006 and through June 30, 2008, there have been no disagreements with Plante on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Plante’s satisfaction, would have caused them to make reference thereto in connection with the audited or interim financial statements for the periods ended December 31, 2007 and June 30, 2008, respectively. During the year ended December 31, 2007, there were no “reportable events” (as such term is defined in Item 304(a)(1)(v) of Regulation S-K) except for the following material weaknesses. As reported in the Company’s Form 10-KSB/A for the year ended December 31, 2007, management conducted an assessment of internal control over financial reporting as of December 31, 2007, as required under Section 404 of the Sarbanes-Oxley Act of 2002. The assessment was conducted using the criteria in Internal Control over Financial Reporting - Guidance for Smaller Public Companies issued by the Committee of Sponsoring Organizations of the Treadway Commission. As a result of this assessment, the Company’s management identified three material weaknesses with respect to the internal controls over financial reporting: (i) the Company did not maintain a majority of independent directors and its Board of Directors did not have a designated financial expert; (ii) staff and systems had not yet been deployed in a manner that allows for the desired level of segregation of duties to operate and be documented in a manner sufficient to meet Sarbanes-Oxley standards that will need to be evidenced in the near term; and (iii) the contingent terms of previous financing transactions had not been adequately analyzed in light of the volume of increasingly complex accounting and reporting standards issued by various promulgating bodies. As reported in the Company’s Form 10-KSB for the year ended December 31, 2006, management conducted an evaluation of the effectiveness and the design and operation of disclosure controls and procedures as of December 31, 2006, as required by Rule 13a-15(b) under the Exchange Act. Based on the evaluation, the Company concluded that the following material weakness existed: During the third and fourth quarters of 2006, the Company completed the acquisitions of 20/20 Technologies, CentrePath, and Global Capacity Group. Since these entities have limited resources for processing accounting information and financial reporting, management concluded that a material weakness existed related to proper segregation of duties at these locations.

The Company provided Plante a copy of this Report on Form 8-K and requested Plante to furnish it with a letter addressed to the Securities and Exchange Commission (the “SEC”) stating whether Plante agrees with the above statements made by the Company. Plante’s letter is attached hereto as Exhibit 16.1.

Item 9.01 Exhibits.

16.1	Letter dated October 15, 2008 from Plante & Moran PLLC to the Securities and Exchange Commission

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 15, 2008

CAPITAL GROWTH SYSTEMS, INC.

By:	/s/Jim McDevitt
Jim McDevitt
Chief Financial Officer